UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 13, 2018

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐ Emerging Growth Company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On November 13, 2018, the Company held a conference call among its executives and stockholders to discuss the acquisition of all of the issued and outstanding shares of capital stock of MC Assembly Holdings, Inc., a Delaware corporation (the “Target”) from each of the stockholders of the Target (the “Sellers”), and Cyprium Investment Partners LLC, a Delaware limited liability company, in its capacity as a representative of the Sellers, as previously disclosed on the Company’s Current Report on Form 8-K filed by the Company on November 9, 2018. A copy of the transcript of the conference call is hereby furnished and is attached hereto as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01. A copy of the reconciliation to GAAP of non-GAAP financial measures used in the conference call is hereby furnished and is attached hereto as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

99.1	Transcript of Conference Call
99.2	Reconciliation of non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer